UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2022

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55611	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205
Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	HBUV	OTC Pink Sheet
Preferred	N/A	N/A

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

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Item 1.01 Entry into a Material Definitive Agreement.

(a) On July 21, 2021, Hubilu Venture Corporation (“the Company”), through its subsidiary, Lantana Investments LLC, a Wyoming Limited Liability Company (“Lantana”) entered into a non-binding purchase agreement (“the Ruthelen Agreement”) with Evalyn H. Forster and Avrumie Schnitzer (“Property Sellers”) to acquire real property located at 3777 Ruthelen Avenue in Los Angeles. The acquisition for $699,000 closed on October 6, 2021.

The foregoing description of the acquisition of the Ruthelen Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Ruthelen Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(b) On August 17, 2021, Hubilu Venture Corporation (“the Company”), through its subsidiary, Boabab Investments, LLC, a Wyoming Limited Liability Company (“Boabab”) into a non-binding purchase contract (‘the Orchard Agreement”) with Letictia Elder (“Property Seller”) to acquire real property located at 4505 Orchard Avenue in Los Angeles CA. The acquisition for $675,000 closed September 30, 2021.

The foregoing description of the acquisition of the Orchard Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Orchard Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(c) On November 11, 2021, Hubilu Venture Corporation (“the Company”), through its subsidiary, Boabab Investments, LLC, a Wyoming Limited Liability Company (“Boabab”) into a non-binding purchase contract (‘the 41st Place Agreement”) with Gertrude M. Williams and GM Williams Living Trust (“Property Sellers”) to acquire real property located at 2029 W. 41st Place in Los Angeles CA. The acquisition for $720,000 closed January 20, 2022.

The foregoing description of the acquisition of the 41st Place Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the 41st Place Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

(d) On December 6, 2021, Hubilu Venture Corporation (“the Company”),, through its subsidiary, Boabab Investments, LLC, a Wyoming Limited Liability Company (“Boabab”) into a non-binding purchase contract (‘the Normandie Agreement”) Magnum Property Investments, LLC (“Property Seller”) to acquire real property located at 3791 S. Normandie Avenue in Los Angeles CA. The acquisition for $640,000 closed January 7, 2022.

The foregoing description of the acquisition of the Normandie Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Normandie Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference.

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Item 2.01 Completion of Acquisition of Assets.

(a) October 1, 2021, the Company, through its subsidiary Boabab Investments LLC, a Wyoming Limited Liability Company, completed the acquisition of the real property located 4505 Orchard Avenue in Los Angeles. The property was vacant at the time of purchase. The acquisition was for $675,000. The Boabab purchase is subject to one loan as follows: (1) A $675,000 first position note owing by Boabab to Belladonna Lily Investments, Inc. (“Belladonna”), whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $2,812.50 or more on the 22nd day of each month beginning on the 22nd day of October 2021 and continuing until the 1st day of October 2029, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Orchard Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Orchard Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(b) On October 6, 2021, the Company, through its subsidiary, Lantana Investments, LLC, closed on the acquisition of the real property located at 3777 Ruthelen Street, Los Angeles. The property was vacant at the time of purchase. The acquisition was for $699,000. The Lantana purchase is subject to one loan as follows. (1) A first position note with interest only for $699,000 owing by Lantana to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $2,912.50 or more on the 1st day of each month beginning on the 1st day of November 2021 and continuing until the 1st day of October 2029, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Ruthelen Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Ruthelen Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(c) January 7, 2022, the Company, through its subsidiary Boabab Investments LLC, a Wyoming Limited Liability Company, completed the acquisition of the real property located 3791 S. Normandie Avenue in Los Angeles. The property was vacant at the time of purchase. The acquisition was for $640,000. The Boabab purchase is subject to two loans as follows: (1) A $576,000 first position note owing by Boabab to Center Street Lending VIII SPE, LLC. (“Center Street”), whose terms of payments due were interest only, payable on unpaid principal at the rate of 8.50% per annum. Interest only payable in monthly installments of $4,080.00 or more on the 1st day of each month beginning on the 1st day of February 2022 and continuing until the 29th day of December 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $75,000 second position note owing by Boabab to Belladonna Lily Investments, Inc. (“Belladonna”), whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $312.50 or more on the 5th day of each month beginning on the 5th day of February 2022 and continuing until the 4th day of January 2029, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Normandie Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Normandie Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference.

(d) January 20, 2022, the Company, through its subsidiary Boabab Investments LLC, a Wyoming Limited Liability Company, completed the acquisition of the real property located 2029 W. 41st Place in Los Angeles. The property was vacant at the time of purchase. The acquisition was for $720,000. The Boabab purchase is subject to two loans as follows: (1) A $648,000 first position note owing by Boabab to Center Street Lending VIII SPE, LLC. (“Center Street”), whose terms of payments due were interest only, payable on unpaid principal at the rate of 8.50% per annum. Interest only payable in monthly installments of $4,590.00 or more on the 1st day of each month beginning on the 1st day of March 2022 and continuing until the 6th day of January 2023, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $84,950 second position note owing by Boabab to Belladonna Lily Investments, Inc. (“Belladonna”), whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $361.38 or more on the 18th day of each month beginning on the 18th day of February 2022 and continuing until the 17th day of January 2029, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the 41st Place Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the 41st Place Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

The Company intends, if applicable, to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Ruthelen, Orchard, 41st Place, and Normandie, which is significant within the meaning of Rule 3-14.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Dated February 8, 2022	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Contract, dated as of July 21,2021 among Lantana Investments, LLC and Evalyn E. Forster and Avrumie Schnitzer

10.1A	Disclosure regarding real estate agency relationship

10.2	Purchase Contract, dated as of August 17, 2021 among Boabab Investments, LLC and Letictia Elder

10.2A	Addendum

10.3	Purchase Contract, dated as of November 11, 2021 among Boabab Investments, LLC and Gertrude M. Williams and GM Williams Living Trust

10.4	Purchase Contract, dated as of December 6, 2021 among Boabab Investments, LLC and Magnum Property Investments, LLC

10.5	Cover Page Interactive Data File (embedded within the Inline XBRL document)